UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 12, 2013

Commission File No.	Exact Name of Registrant as Specified in its Charter and Principal Office Address and Telephone Number	State of Incorporation	I.R.S. Employer Identification Number
1-16681	The Laclede Group, Inc. 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	74-2976504
1-1822	Laclede Gas Company 720 Olive Street St. Louis, MO 63101 314-342-0500	Missouri	43-0368139

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

Beginning on February 12, 2013, the Company will conduct meetings with members of the investment community. The materials attached will be used in the meetings.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Number	Exhibit

99.1	Presentation materials for meetings beginning February 12, 2013

The information contained in this report, including Exhibit 99.1, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, nor shall it deemed incorporated by reference into any filing with the Securities and Exchange Commission whether made before or after the date here of and regardless of any general incorporation language in such filings.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

THE LACLEDE GROUP, INC.
Date: February 12, 2013	By:	/s/ M. C. Kullman
Name: M. C. Kullman Title: Senior Vice President, Chief Administrative Officer and Corporate Secretary

LACLEDE GAS COMPANY
Date: February 12, 2013	By:	/s/ M. C. Kullman
Name: M. C. Kullman Title: Corporate Secretary

Exhibit Index

Number	Exhibit

99.1	Presentation materials for meetings beginning February 12, 2013